UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): January 28, 2005


                                  FRED'S, INC.
               (Exact Name of Registrant as Specified in Charter)


                         Commission File Number 00-19288

                Tennessee                                  62-0634010
      (State or other jurisdiction                     (I. R. S. Employer
    of incorporation or organization)                  Identification No.)

    4300 New Getwell Road, Memphis, TN                        38118
  (Address of principal executive offices)                  (Zip Code)


               Registrant's telephone number, including area code
                                 (901) 365-8880


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.   Entry Into Material Definitive Agreement

The Board of Directors of Fred's, Inc. (the "Company") on January 28, 2005 made stock option grants and restricted stock awards to various named executives and various other executives under the Company's shareholder-approved 2002 Long-Term Incentive Plan. Under the terms of the restricted stock agreement, the awards shall vest upon attaining a five percent (5%) operating profit margin goals during two consecutive Company fiscal years or on the tenth (10th) anniversary of the date of grant. The forms of the restricted stock award and stock option grant agreements being entered into with these individuals are attached as exhibits to this Report on Form 8-K.


Item 9.01.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)   Exhibits:

           Exhibit
            Number      Description
         -------------  --------------------------------------------------------

            10.18       Restricted Stock Award Agreement
            10.19       Incentive Stock Option Agreement





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

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            FRED'S, INC.
                                            (Registrant)

                                            By:  /s/ Jerry A. Shore
                                               ---------------------------
                                            Jerry A. Shore,
                                            Executive Vice President and
                                            Chief Financial Officer



Date:    January 31, 2005







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


                                INDEX TO EXHIBITS


   Exhibit
    Number       Description
---------------  ---------------------------------------------------------------

    10.18        Restricted Stock Award Agreement
    10.19        Incentive Stock Option Agreement








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